UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2025

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

8800 HSC Parkway

Bryan, Texas 77807

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

iBio, Inc. (the “Company”) has updated its corporate presentation. A copy of the updated corporate presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in the corporate presentation attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the corporate presentation attached as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

The corporate presentation attached as Exhibit 99.1 to this Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time if its management believes it is appropriate.  Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

Item 8.01. Other Events.

The Company has updated its corporate presentation, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, for use in meetings with investors, analysts and others. The information on slides 8, 14, 15, 19, 21, 22, 23 and 25 of Exhibit 99.1 is incorporated by reference herein.

The Company, in collaboration with AstralBio Inc., has developed an antibody that inhibits the function of Activin E, a promising therapeutic target for cardiometabolic disorders and obesity using the Company’s patented Machine-Learning Antibody Engine. Using its advanced epitope engineering technology, the Company created antibodies targeting all five epitopes on the Activin E protein without producing Activin E itself.

Data collected from preclinical studies conducted by the Company show strong antibody binding to Activin E and the ability to block its signaling. The compound discovered by the Company demonstrates exceptional potency, with binding experiments indicating sub-nanomolar kinetics. In multiple cell-based assays, including studies on human adipocytes, the antibody has achieved complete blockade of Activin E-mediated signaling. Activin E plays a significant role in regulating energy homeostasis in adipose tissue and overall metabolic health.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Corporate Presentation of iBio, Inc., dated January 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.

Date: January 10, 2025	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	Chief Legal Officer